UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

UROPLASTY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32632	41-1719250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 21, 2014, Uroplasty, Inc. (“Uroplasty” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vision-Sciences, Inc., a Delaware corporation (“Vision”), and Visor Merger Sub LLC, a Delaware limited liability company and of which the sole member is Vision (“Merger Sub”), providing for the merger of Uroplasty with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Vision (the “Merger”).

On March 30, 2015, Uroplasty held a Special Meeting of Shareholders (the “Special Meeting”) at its corporate headquarters located in Minnetonka, Minnesota. At the Special Meeting, holders of a majority of the outstanding Uroplasty Shares approved the adoption of the Merger Agreement and the transactions related thereto.

Pursuant to the Merger Agreement, on March 31, 2015, Uroplasty merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation under the name “Uroplasty, LLC”. Further, Vision changed its name to “Cogentix Medical, Inc.” and each share of common stock, $0.01 par value, of Vision (“Vision Shares”) will now trade on the Nasdaq Stock Market (“NASDAQ”) under the new symbol “CGNT”. Following the completion of the Merger, Uroplasty’s common stock, par value $0.01 per share (“Uroplasty Shares”), ceased to trading on NASDAQ.

Pursuant to the Merger Agreement and as of the effective time of the Merger (the “Merger Effective Time”), each Uroplasty Share outstanding immediately prior to the Merger Effective Time (other than Uroplasty Shares held by Uroplasty as treasury stock and Uroplasty Shares owned by Uroplasty, Vision or any of their respective subsidiaries) was converted into the right to receive 0.72662 Vision Shares. This calculation reflected the 3.6331 Exchange Ratio as defined in the Merger Agreement as adjusted for Vision’s one-for-five reverse stock split plus cash (without interest) in lieu of fractional shares, if any, in an amount equal to the product of (a) such fractional part of a Vision Share, multiplied by (b) $1.85, the closing price for a Vision Share as reported on NASDAQ on March 30, 2015, the trading day immediately prior to the Merger Effective Time, adjusted for Vision’s one-for-five reverse stock split (collectively, the “Merger Consideration”).

Immediately following the Merger Effective Time, Vision shareholders owned approximately 37.5% and Uroplasty shareholders owned approximately 62.5% of the combined company on a fully-diluted basis, excluding shares of Vision common stock issuable upon the conversion of promissory notes and warrants held by Mr. Lewis C. Pell, former Chairman of Vision (which were amended in connection with the Merger).

As of the Merger Effective Time, all outstanding options to purchase Uroplasty Shares and other equity awards based on Uroplasty Shares, which were outstanding immediately prior to the Merger Effective Time, became, respectively, options to purchase Vision Shares and, with respect to all other Uroplasty equity awards, awards based on Vision Shares, in each case, on terms substantially identical to those in effect prior to the Merger Effective Time, except for the adjustments to the underlying number of shares and the exercise price based on the exchange ratio used in the Merger and other adjustments as provided in the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on December 22, 2014.

Vision registered the issuance of the Vision Shares to the shareholders of Uroplasty with the Securities and Exchange Commission on a Registration Statement on Form S-4 (File No. 333-201721).

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Uroplasty notified NASDAQ on March 31, 2015, that, as of the Merger Effective Time, each Uroplasty Share then issued and outstanding (other than Uroplasty Shares held by Uroplasty as treasury stock and Uroplasty Shares owned by Uroplasty, Vision or any of their respective subsidiaries) would cease to be issued and outstanding and would be automatically converted into the right to receive the Merger Consideration, and requested that NASDAQ file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration Under Section 12(b) on Form 25 to delist and deregister the Uroplasty Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Uroplasty Shares on NASDAQ was suspended as of the close of trading on March 31, 2015.

Item 3.03. Material Modification to Rights of Security Holders.

As of the Merger Effective Time, each Uroplasty Share then issued and outstanding (other than Uroplasty Shares held by Uroplasty as treasury stock and Uroplasty Shares owned by Uroplasty, Vision or any of their respective subsidiaries, which Uroplasty Shares were cancelled) ceased to be issued and outstanding and was automatically converted into the right to receive the Merger Consideration.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 30, 2015, Uroplasty held a Special Meeting of Shareholders at its corporate offices in Minnetonka, Minnesota. At the Special Meeting, the following proposals were submitted to a vote by stockholders, the results for each of which are set forth below:

1. To approve the agreement and plan of merger, dated as of December 21, 2014, among Uroplasty, Inc., Vision-Sciences, Inc., and Visor Merger Sub LLC, and approve the merger of Uroplasty, Inc. with and into Visor Merger Sub LLC, with Visor Merger Sub LLC as the surviving company and a direct, wholly-owned subsidiary of Vision-Sciences, Inc.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,848,864	2,620,888	101,924	0

2. To approve any motion to adjourn the Uroplasty special meeting, or any adjournment thereof, to another time or place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Uroplasty special meeting to approve the merger agreement and approve the transactions contemplated thereby.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,552,984	2,834,811	183,881	0

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Item 7.01. Regulation FD Disclosure.

On March 30, 2015, Uroplasty and Vision issued a joint press release announcing that its shareholders had approved the Merger Agreement and the transaction set forth in the Merger Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

On March 31, 2015, Uroplasty and Vision issued a joint press release announcing the completion of the Merger and the transactions set forth in the Merger Agreement, a copy of which is included as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Item 7.01 (including the press release) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of December 21, 2014, among Vision-Sciences, Inc., Visor Merger Sub LLC and Uroplasty, Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed on December 22, 2014).

99.1	Press Release of Uroplasty, Inc. and Vision-Sciences, Inc. dated March 30, 2015 (Furnished herewith).
99.2	Press Release of Uroplasty, Inc. and Cogentix Medical, Inc. (f/k/a Vision-Sciences, Inc.) dated March 31, 2015 (Furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2015	UROPLASTY, INC.

	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

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UROPLASTY, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
2.1	Agreement and Plan of Merger, dated as of December 21, 2014, among Vision-Sciences, Inc., Visor Merger Sub LLC and Uroplasty, Inc.	Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed on December 22, 2014
99.1	Press Release of Uroplasty, Inc. and Vision-Sciences, Inc. dated March 30, 2015.	Furnished herewith
99.2	Press Release of Uroplasty, Inc. and Cogentix Medical, Inc. (f/k/a Vision-Sciences, Inc.) dated March 31, 2015.	Furnished herewith

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